EXHIBIT 32.2

                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                            AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

       In connection with the Quarterly Report on Form 10-QSB of South Texas Oil Company (the "Company") for the quarter ended September 30, 2007, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Rickey Cooksey , Chief Financial Officer of the Company, certify, to my best knowledge and belief, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:


   (1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

   (2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                   /s/ Rickey Cooksey, CPA
                                   ----------------------
                                   Rickey Cooksey, CPA
                                   Chief Financial Officer
                                   (Principal Financial Officer)


Date: November 16, 2007